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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 13, 2007

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                         AMCOL INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                   0-15661                  36-0724340
 State of Other Jurisdiction   Commission File Number        I.R.S. Employer
       of Incorporation                                   Identification Number

              One North Arlington, 1500 West Shure Drive, Suite 500
                         Arlington Heights, IL 60004-7803
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 394-8730

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On February 13, 2007, AMCOL International Corporation (the "Company") announced that Robert E. Driscoll, III was retiring from the Company's Board of Directors, effective immediately. Mr. Driscoll served as a Class II Director, and his term was scheduled to expire at the 2009 Annual Meeting of Shareholders. Mr. Driscoll's retirement from the Board is not due to any disagreement with management or any other Board member.

         Also on February 13, 2007, the Board reduced the size of the Company's Board of Directors from ten directors to nine directors, with the resulting nine-member Board being equally divided into three classes. In addition, in order to balance the number of directors in each of the three classes, the Board appointed Lawrence E. Washow, currently a Class I Director and the Company's Chief Executive Officer, to serve as a Class II Director. Consequently, Mr. Washow's term as a director will expire at the 2009 Annual Meeting of Shareholders, rather than the 2008 Annual Meeting of Shareholders. Mr. Washow will continue to serve on the Board's executive committee. A copy of the press release announcing Mr. Driscoll's retirement and Mr. Washow's appointment as a Class II Director is attached hereto and incorporated by reference herein as
Exhibit 99.1.

ITEM 8.01  OTHER EVENTS

         On February 13, 2007, the Company declared a dividend in the amount of $0.14 per share of the Company's common stock, payable on March 9, 2007 to all shareholders of record on February 23, 2007.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

99.1     Press Release, dated February 13, 2007.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 AMCOL INTERNATIONAL CORPORATION

Date: February 13, 2007                          By: /s/ Gary L. Castagna
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                                                     Gary L. Castagna
                                                     Senior Vice President and
                                                     Chief Financial Officer